UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported) April 25th, 2002

                          GRAVITAS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its chapter)

         Florida                  000-28847                 65-0260846
(State or other jurisdiction     (Commission              (IRS Employer
    of incorporation)            File Number)           Identification No.)

       1027 S. Rainbow Blvd., Unit 391, Las Vegas           89145
         (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code (702) 341-6622

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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On February 8, 2002, the Board of Directors announced the issuance of 1,015,360 incentive stock options at a deemed price of $0.50 per share to certain directors, officers, employees and consultants of Gravitas International, Inc., and its subsidiaries.

On April 19th, 2002 the Board of Directors announced a correction of the issuance of 1,015,360 incentive stock options at a deemed price of $0.50 per share to certain employees and consultants of Gravitas International, Inc.

The issuance of the options will be as follows:

Gerard Darmon, consultant        500,360

Christine Wilson, employee        15,000

Michael Schwarz, consultant      125,000

Marco Babini, consultant         250,000

David Strebinger, consultant     110,000


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

News Release dated April 19th, 2002


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           GRAVITAS INTERNATIONAL, INC.
                                  (Registrant)
                             "Colin Vance Campbell",
DateApril 19th, 2002
                                    President


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